Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated July 12, 2012 to the

GMO Trust Multi-Class Prospectus dated June 30, 2012

Benchmark-Free Allocation Fund

The sections captioned “Fees and expenses” and “Example” on page 140 of the Prospectus are replaced with the following:

Fees and expenses

The tables below describe the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Shareholder fees

(fees paid directly from your investment)

	Class III	Class IV
Purchase premium (as a percentage of amount invested)	0.12%	0.12%
Redemption fee (as a percentage of amount redeemed)	0.12%	0.12%

Annual Fund operating expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class III	Class IV
Management fee	0.65%[1]	0.65%[1]
Shareholder service fee	0.15%[1]	0.10%[1]
Other expenses	0.02%[2]	0.02%[2]
Acquired fund fees and expenses (underlying fund expenses)	0.35%[3]	0.35%[3]
Total annual operating expenses	1.17%	1.12%
Expense reimbursement/waiver	(0.25%)[1]	(0.25%)[1]
Total annual operating expenses after expense reimbursement/waiver (Fund and underlying fund expenses)	0.92%	0.87%

1 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for the following expenses to the extent that they are borne by the Fund: audit expenses, fund accounting expenses, pricing service expenses, non-investment related tax expenses, transfer agency expenses, non-investment related legal expenses provided to the Fund by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. This reimbursement will continue through at least June 30, 2013, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. The Manager also has agreed to waive and/or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees directly or indirectly paid to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

2 “Other expenses” have been restated to reflect current fees.

3 The amount has been restated to reflect current fees of certain underlying funds. These indirect expenses include interest expense that may be incurred by certain underlying funds and also include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of interest expense and transaction fees and as restated), indirect interest expense, and indirect transaction fees were approximately 0.27%, less than 0.01%, and 0.08%, respectively.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years**	5 Years**	10 Years**	1 Year*	3 Years**	5 Years**	10 Years**
Class III	$118	$338	$575	$1,256	$106	$324	$560	$1,239
Class IV	$113	$322	$548	$1,198	$101	$309	$533	$1,180

*	After expense reimbursements/waivers noted in the expense table
**	Reflects fee reductions set forth in the Fund’s management contract and servicing and supplemental support agreement.

Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated July 12, 2012 to the

GMO Trust Benchmark-Free Allocation Fund – Class MF Shares Prospectus

dated June 30, 2012

Benchmark-Free Allocation Fund

The sections captioned “Fees and expenses” and “Example” on pages 1-2 of the Prospectus are replaced with the following:

Fees and expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees

(fees paid directly from your investment)

Class MF
Purchase premium (as a percentage of amount invested)	0.12%
Redemption fee (as a percentage of amount redeemed)	0.12%

Annual Fund operating expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class MF
Management fee	0.65%[1]
Total other expenses	0.12%
Supplemental support fee	0.10%[1]
Other expenses	0.02%[2]
Acquired fund fees and expenses (underlying fund expenses)	0.35%[3]
Total annual operating expenses	1.12%
Expense reimbursement/waiver	(0.25%)[1]
Total annual operating expenses after expense reimbursement/waiver (Fund and underlying fund expenses)	0.87%

1 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for the following expenses to the extent that they are borne by the Fund: audit expenses, fund accounting expenses, pricing service expenses, non-investment related tax expenses, transfer agency expenses, non-investment related legal expenses provided to the Fund by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. This reimbursement will continue through at least June 30, 2013, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees. The Manager also has agreed to waive and/or reduce the Fund’s management fees and supplemental support fees to the extent necessary to offset the management fees and shareholder service fees directly or indirectly paid to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

2 “Other expenses” have been restated to reflect current fees.

3 The amount has been restated to reflect current fees of certain underlying funds. These indirect expenses include interest expense that may be incurred by certain underlying funds and also include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of interest expense and transaction fees and as restated), indirect interest expense, and indirect transaction fees were approximately 0.27%, less than 0.01%, and 0.08%, respectively.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years**	5 Years**	10 Years**	1 Year*	3 Years**	5 Years**	10 Years**
Class MF	$113	$322	$548	$1,198	$101	$309	$533	$1,180

*	After expense reimbursements/waivers noted in the expense table.
**	Reflects fee reductions set forth in the Fund’s management contract and servicing and supplemental support agreement.